Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent Events

Note 12 Subsequent Events

(a) Changes in Par Value , Number of Authorized Shares and Reverse split

On February 13, 2025, the Board of Directors approved to change the maximum number of shares the Company is authorized to issue from 200,000,000 shares comprising: (i) 150,000,000 ordinary shares of par value US$0.001 each, and (ii) 50,000,000 preferred shares of par value $0.00101 each, to an unlimited number of ordinary shares of no par value each and an unlimited number of preferred shares of no par value each (collectively, the “Changes of Authorized Shares”), and to amend and restate the Company’s memorandum and articles of association, as amended, to reflect the Changes of Authorized Shares (the “Amended and Restated Memorandum and Articles”). On February 17, 2025, the Amended and Restated Memorandum and Articles became effective upon filing with the Registrar of Corporate Affairs of the British Virgin Islands.

On February 13, 2025, the Board of Directors approved to effect a share consolidation (the “Reverse Split”) of the Company’s authorized and issued ordinary shares and preferred shares at the ratio of one-for-fifteen. The Reverse Split of the ordinary shares was reflected on the NASDAQ Capital Market and in the marketplace at the open of business on March 10, 2025 (the “Effective Date”). Prior to the Effective Date, there were 35,554,677 ordinary shares of par value US$0.001 each, and 5,000,000 preferred shares of par value US$0.00101 each outstanding. As a result of the Reverse Split, 2,370,139 ordinary shares of par value US$0.015 each, and 333,333 preferred shares of par value US$0.01515 each which are outstanding. The Company redeemed at market value the resulting fractional shares.

(b) Compliance with Minimum Bid Price of $1

On March 25, 2025 the Company received a notification from NASDAQ that it has cured its deficiency of a minimum bid price of $1 per share.